Exhibit 99.1

FOCUSED ON ADDICTION Investor Presentation April 2017 OTCQB: OPNT

Forward Looking Statement 2 This presentation contains ‘forward - looking statements’ within the meaning of Section of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934 as amended. These forward - looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward - looking statements. In some cases, you can identify forward - looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” or “continue” or the negative of such terms and other comparable terminology. These forward - looking statements are only predictions based on our current expectations and projections about future events. You should not place undue reliance on these forward - looking statements. Actual events or results may differ materially. In evaluating these forward - looking statements, you should specifically consider various factors. These and other factors may cause our actual results to differ materially from any forward - looking statement. We undertake no obligation to update any of the forward - looking statements after the date of this presentation to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law.

3 OPNT: Focused on Addiction A Commercial - Stage Specialty Pharma Company Focused on Addiction Leveraging expertise, technology and a record of success to address the leading sources of addiction • Opioids • Alcohol • Food

4 Lead Programs Indication Product Candidate / Regulatory Pathway Preclinical Phase 1 Phase II Phase III NDA FDA Approval Partner Opioid Overdose NARCAN® Nasal Spray 505(b)(2) Alcohol Dependence OPNT002 Opioid Antagonist Nasal Spray / 505(b)(2) Eating Disorders OPNT001 Opioid Antagonist Nasal Spray 505(b)(2) Heroin Vaccine Heroin hapten + liposome adjuvant

Arvind Agrawal MSc EVP, Medical Affairs Extensive addiction and CNS drug development experience 5 Dr. Roger Crystal MD MRCS MBA Chief Executive Officer Kevin Pollack, JD MBA Chief Financial Officer Mark Ellison, Ph.D. EVP Development, Manufacturing and Quality Dr. Phil Skolnick Ph.D   D.Sc  hon   Chief Scientific Officer Quan Vu VP, Corporate Development

Opiant’s mission: to become a leading biopharma focused on addictions and eating disorders Replicate recent success Enter Larger Markets Invest long term Deliver on first program • Deliver more programs, with the potential for filing NDAs within 3 - 4 years at relatively low cost, primarily using nasal opioid antagonists • Programs with larger addressable patient populations and greater revenue potential • Identify early stage opportunities with novel modes of action x NARCAN® Nasal Spray FDA approved, licensed and commercialized, from concept to market in under 3 years 6

7 Addressing Addiction

8 Addiction has evolved as a disease, and now more acceptable to treat with pharmacotherapy The Past: Addicts as “junkies”; abstinence the only solution The Present: Addiction now recognized as a brain disease; abstinence no longer viewed as the only acceptable outcome The Future: Promising pharmacological treatments being explored for sustainable positive outcomes for patients; emphasis shifting from junkie to patient; medicalization of the disorder

Addiction now represents an attractive commercial opportunity 9 Strong sales from existing products • Suboxone sales > $1B • 27% growth in Vivitrol sales expected for 2017 - $250M Significant unmet need & increased government funding • Only 1 in 9 addicts receive appropriate treatment • Problem growing because of increased availability of heroin, fentanyl and related synthetics

10 Addictions are driven by the brain’s reward center releasing dopamine which can be blocked by opioid antagonists • Dopamine controls the brain’s reward and pleasure centers • Opioids flood the brain with dopamine, leading to misuse and abuse The Addicted Brain • Opioid antagonists bind to opiate receptors that modulate and normalize dopamine release • Dopamine is restored to normal levels decreasing the physiological incentive for abuse Opioid Antagonists

Opiant’s OPNT001 opioid antagonist displaces the opioid carfentanyl from the brain’s breathing and reward centers 11 Prior to OPNT001 2 time points after administration of OPNT001

12 Opioid antagonists have been validated as therapeutics with an excellent safety profile

NARCAN® Nasal Spray 13

14 Opioid addiction and overdose: A significant public health crisis Source: Centers for Disease Control and Prevention • Opioid overdose deaths have increased dramatically since 2000 • The majority of opioid overdose deaths are accidental following legitimate use • Approximately 33,000 overdose deaths in 2015 opiant

Naloxone saves lives if given quickly

Timing is Everything: Understanding the Urgency to Respond Quickly


Opioid pain killers, heroin, or fentanyl: victim unresponsive(±breathing)
Dial 911
Await ambulance
Patient already stopped breathing
Help often arrives too late

More lives saved if naloxone is given sooner

However: only trained personnel able to deliver injectable form, which delays lifesaving treatment

15

16 NARCAN® Nasal Spray is the only FDA - approved nasal naloxone for reversal of opioid overdose • Developed by Opiant • 2 doses now FDA approved, 2mg and 4mg • Higher dose increasingly important for overdose caused by fentanyl and other synthetics • Licensed to Adapt Pharma in 2014 for $55+ million of potential milestones and up to double - digit royalties on net sales • Monetized certain royalty rights to SWK for up to $17.5M

17 NARCAN® Nasal Spray: Rapid absorption with higher blood levels compared to 0.4mg injectable naloxone Time Post Administration (hour) Naloxone Concentration (ng/ml) Dose 3 – 0.4mg Intramuscular Dose 1 – 4mg Intranasal Dose 2 – 2mg Intranasal 6.0 5.0 4.0 3.0 2.0 1.0 0.0 0.0 0.5 1.0 1.5 2.0 2.5 3.0

18 NARCAN® Nasal Spray – Easiest to use, needle free and among the least expensive Injectable Naloxone Autoinjectors Improvised Nasal Kits NARCAN® Nasal Spray • Only suitable for trained personnel • Requires prep time • Requires a needle • Expensive • Not needle free - requires an injection • Only suitable for trained personnel • Requires assembly • Not FDA - approved • Single - use, multi - directional device • Easy to use • Rapid absorption

19 Over 20 million unique opioid users resulting in a potential $2B addressable market in U.S. *Opiant estimate of average selling price ** Co - prescribing starting to happen – mandatory in Vermont for high risk patients First Responders 1M patients with opioid use disorder taking methadone, suboxone etc. 20M Prescription Opioid Users – requiring co - prescribing NARCAN® Nasal Spray** x $100 per pack* = ~$2B Addressable Market

Beyond Overdose … .Addressing Chronic Treatment of Addictions 20

Opiant is leveraging NARCAN® success to address larger, broader addiction markets 12M 1.5M Opioid Overdose ~33k deaths per year Alcohol Use Disorder ~17 million Eating Disorders ~20 million Opioid Use Disorder ~2.4 million ACUTE CHRONIC 21

Alcohol Use Disorder (AUD): 500k patients prescribed ~$360M of mostly generic medication at treatment centers 22 • Of the 17M patients that meet the diagnostic criteria for an AUD, only 500k patients receive mostly generic pharmacotherapy, mostly at dedicated treatment centers • Approximately $360M sales into these treatment centers, despite minimal sales and marketing efforts • Vivitrol is only branded drug approved – used in a small portion of patients Attractive opportunity for new branded drug, commercialized into dedicated treatment centers Phil S3

23 OPNT Existing Pharmacotherapies Criteria OPNT002 * Acamprosate Disulfiram Naltrexone HCl (Oral: ReVia ® / Generics) Naltrexone HCl (Injection: Vivitrol ®) “As - needed” use basis ✔ ✘ ✘ Can be used this way, but not current US practice ✘ Well - tolerated ✔ ✔ ✘ ✘ ✔ Safety ✔ − − ✔ ✔ Craving impact potential ✔ ✘ ✘ ✘ ✘ Long - term harm reduction potential  safe drinking ✔ ✘ ✘ ✘ ✘ No withdrawal required ✔ ✘ ✘ ✘ ✘ Approved drugs for Alcohol Use Disorder have limitations *Based on company expectations

Combining targeted dosing with a harm reduction endpoint, OPNT002 will be a differentiated product 24 • Patients will take the nasal spray when they have the urge to drink • Attractive, targeted “as needed” dosing approach – improved tolerability, compliance and patient acceptability over daily dosing or longer - term injectable depots • Abstinence is unrealistic for many patients and is no longer necessary for FDA approval • FDA, NIAAA, patients and society at large more accepting of harm reduction (for example, ”no heavy drinking days”) as a realistic and sustainable end point • OPNT002 can address the limitations of existing products: ▪ Promising Phase I data shows OPNT002, notably with an absorption enhancer, produces rapid, high plasma levels compatible with an ‘on demand’ dosing regimen ▪ Well tolerated & short half - life ▪ Improved compliance expected; patients able to gain control of their drinking ▪ Especially well suited for heavy drinkers; largest patient population within AUD

25 FDA feedback supportive of OPNT002 development plan alongside attractive commercial opportunity • Phase 1 data highly encouraging • Further clinical studies planned for 2H 2017 • 505(b)(2) regulatory pathway confirmed – increased likelihood and speed for FDA approval • Potential to self - commercialize and target treatment centers • Market dominated by generic competition – branded drug could rapidly gain market share

OPNT001 for Eating Disorders 26

Eating disorders affect millions with only one drug approved in each indication 27 Bulimia Nervosa • Bingeing and purging • Severe complications if untreated • Compulsive bingeing has features in common with addictions • Fluoxetine only approved drug Binge Eating Disorder • Most common eating disorder (8M in USA) • BED has differentiated category in DSM - 5 and is correlated with obesity • Food and food “cues” activate brain reward system • Shire’s Vyvanse® only approved drug (controlled substance)

OPNT001 Phase 2 trial design for Bulimia Nervosa 28 • Randomized, double blind, placebo controlled study of 4mg IN OPNT001 in patients suffering from Bulimia Nervosa in the UK • 80 patients • Primary endpoint – reduction in binge eating days • Expected duration – 12 months (further guidance once patient recruitment underway) • Data readout expected Q1/2 2018 • Bulimia being evaluated for self - commercialization

164.8 171.3 174.8 179.9 188.6 199.9 0 - 40 - 80 - 120 - 160 - 180 Base 1 - 20 - 60 - 100 - 140 2 3 4 5 6 OPNT001 shows promise for Binge Eating Disorder 29 Proof of concept study (Helsinki) • (n=127) in patients with BED, Randomized, double blind, placebo controlled study • OPNT001 dose 2mg before each binge, max. daily dose 4mg • Significant reduction from baseline in bingeing after 6 months with OPNT001 compared to placebo (125 vs 84 mins per week; p=0.024 – per protocol) Placebo Weekly time (min) spent in binge eating, OPNT001 group reduced time in binging significantly more (p<0.024 ) OPNT001 Months Time (minutes) American Psychiatry Association Poster Presentation May 2013

30 Corporate

31 Extensive IP coverage: Four Orange Book listed patents and several more IP filings across many indications Co - Packaging/Co - Provision Spray Plume Geometry Single Pre - Primed Device Formulation & Dose PET Data Receptor Occupancy Clinical Data Absorption Blood PK Data Methods Treat Overdose

32 Corporate/Clinical Milestones Enhance corporate governance through establishment of Board committees (1Q 2017) Initiate of Phase 2 trial of OPNT001 in Bulimia Nervosa (2Q 2017) Uplist to a major stock exchange Strengthen management team through appointment of a CSO (1Q 2017) Initiate OPNT 002 Alcohol Use Disorder (AUD) program (2H 2017) Monetize NARCAN® Nasal Spray royalty (4Q 2016) Phase 2 Bulimia Nervosa data – expected 1H 2018

33 OPNT: Investment Highlights Record of commercialization in addiction, where others have failed High value pipeline, clinical and regulatory success in developing nasally - delivered opioid antagonists Significant competitive advantages and strong IP Strong partnerships and strengthened balance sheet Experienced management team with demonstrated ability to execute clinical programs

FOCUSED ON ADDICTION www.opiant.com